Ziegler FAMCO Covered Call Fund

Class A	CACLX

Class C	CCCLX

Institutional Class	CICLX

A series of Trust for Advised Portfolios (the “Trust”)

October 3, 2016

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2016

Ziegler Capital Management, LLC (“ZCM”), as investment adviser to the Ziegler FAMCO Covered Call Fund (the “Fund”), has recommended, and the Board of Trustees of the Trust has approved, the liquidation and termination of the Fund.  The liquidation is expected to occur after the close of business on October 31, 2016 (the “Liquidation Date”).

Effective today, the Fund will no longer accept purchases of new shares.  In addition, beginning on October 24, 2016, ZCM will begin an orderly liquidation of the Fund’s assets to meet Fund redemptions and, as a result, it is possible that the Fund’s assets will be invested other than in accordance with the Fund’s investment objective and policies.  As part of this orderly liquidation process, the Fund’s assets will be converted into cash and cash equivalents.  As a result, during this process, the Fund will no longer be pursuing its stated investment objective.

As described in the Fund’s Prospectus, at any time prior to the Liquidation Date, shareholders of the Fund may redeem their investments or may exchange shares of the Fund at net asset value for shares of the same class of the Ziegler Floating Rate Fund, the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund or the 1919 Maryland Tax‑Free Income Fund (the “1919 Funds”).  No sales charges, redemption fees or contingent deferred sales charges will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.  More information regarding the Ziegler Floating Rate Fund can be found at www.zcmfunds.com and for the 1919 Funds, at www.1919funds.com.  Accounts not redeemed by the Liquidation Date will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the shareholder’s address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to October 14, 2016 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-844-828-1919 or your financial advisor if you have questions or need assistance.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI